Exhibit 99.1
THIRD AMENDMENT TO LOAN AGREEMENT
THIS THIRD AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of February 6, 2010, is between ASTROTECH SPACE OPERATIONS, INC., a Delaware corporation (“Borrower”), and GREEN BANK, N.A., a national banking association (“Lender”).
RECITALS:
A. Borrower and Lender entered into that certain Loan Agreement dated as of February 6, 2008, as amended by First Amendment to Loan Agreement dated as of February 6, 2009, and Second Amendment to Loan Agreement dated as of February 14, 2009 (as amended, the “Agreement”).
B. Pursuant to the Agreement, Astrotech Florida Holdings, Inc., a Florida corporation (“Astrotech Florida”), and Astrotech Corporation, a Washington corporation (“Astrotech Corporation”, and together with Astrotech Florida, collectively, “Guarantors”), executed those certain Guaranty Agreements dated as of February 6, 2008, and February 14, 2009, respectively (collectively, the “Guaranty Agreements”) pursuant to which Guarantors guaranteed to Lender the payment and performance of the Obligations (as defined in the Agreement).
C. Borrower and Lender now desire to amend the Agreement as herein set forth.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.
Definitions
Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

ARTICLE II.
Amendments
Section 2.1. Amendment to Certain Definitions. (a) Effective as of the date hereof, the definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:
“Borrowing Base” means, at any particular time, an amount equal to the sum of (a) eighty percent (80%) of Eligible Accounts-Non-Government and (b) the lesser of (i) sixty percent (60%) of Eligible Accounts-Government, or (ii) $750,000.00.
“Termination Date” means 11:00 a.m., Houston, Texas time on February 6, 2011, or such earlier date on which the Commitment terminates as provided in this Agreement.
(b) Effective as of the date hereof, the following definitions shall be added to Section 1.1 of the Agreement in proper alphabetical order:
“Eligible Accounts-Non-Government” means the aggregate of all accounts receivable owned by Borrower that are acceptable to Lender in its sole discretion and satisfy the following conditions: (c) are due and payable within thirty (30) days; (d) have been outstanding less than ninety-one (91) days past the original date of invoice; (e) have arisen in the ordinary course of business from services performed by Borrower to or for the account debtor or the sale by Borrower of goods in which Borrower had sole ownership where such goods have been shipped or delivered to the account debtor; (f) represent complete bona fide transactions which require no further act under any circumstances on the part of Borrower to make such accounts receivable payable by the account debtor; (g) the goods the sale of which gave rise to such accounts receivable were shipped or delivered to the account debtor on an absolute sale basis and not on consignment, a sale or return basis, a guaranteed sale basis, a bill and hold basis, or on the basis of any similar understanding; (h) are evidenced by an invoice; (i) do not constitute pre-billings or other unearned income; (j) do not arise in connection with contracts which are bonded or insured; (k) the goods the sale of which gave rise to such accounts receivable were not, at the time of sale thereof, subject to any Lien, except the security interest in favor of Lender created by the Loan Documents; (l) are not subject to any provisions prohibiting assignment or requiring notice of or consent to such assignment; (m) are subject to a perfected, first priority security interest in favor of Lender and are not subject to any other Lien; (n) are not subject to setoff, counterclaim, defense, allowance, dispute or adjustment other than normal discounts for prompt payment, and the goods of sale which gave rise to such accounts receivable have not been returned, rejected, repossessed, lost or damaged; (o) the account debtor is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due, or suffered a receiver or trustee to be appointed for any of its assets or affairs; (p) are not evidenced by chattel paper or any instrument of any kind; (q) are owed by a Person or Persons that are citizens of or organized under the laws of the United States or any State and are not owed by any Person organized under the laws of a jurisdiction located outside of the United States of America (“Foreign Persons”), provided, that accounts receivable owed by Foreign Persons may constitute Eligible Accounts-Non-Government if (i) payment of such accounts receivable is insured by a foreign risk insurance policy acceptable to Lender and the proceeds of such policy have been assigned to Lender by an instrument satisfactory to Lender, (ii) payment of such accounts receivable is covered by a letter of credit in form and substance satisfactory to Lender, issued by a financial institution satisfactory to Lender, and the proceeds of such letter of credit have been assigned to Lender by an instrument satisfactory to Lender or (iii) Lender specifically approves such accounts receivable as Eligible Accounts-Non-Government; (r) if any accounts receivable are owed by the United States of America or any department, agency or instrumentality thereof; (s) are not owed by an Affiliate of Borrower; and (t) do not include any amount which constitutes retainage. No account receivable owed by an account debtor to Borrower shall be included as an Eligible Account-Non-Government if more than fifteen percent (15%) of the balances then outstanding on accounts receivable owed by such account debtor and its Affiliates to Borrower have remained unpaid for more than ninety (90) days from the dates of their original invoices. The amount of any Eligible Accounts-Non-Government owed by an account debtor to Borrower shall be reduced by the amount of all “contra accounts” and other obligations owed by Borrower to such account debtor. In the event that at any time the accounts receivable from any account debtor and its Affiliates to Borrower exceed fifty percent (50%) of the accounts receivable of Borrower, the accounts receivable from such account debtor and its Affiliates shall not constitute Eligible Accounts-Non-Government to the extent to which such accounts receivable exceed fifty percent (50%) of the accounts receivable of Borrower.
“Eligible Accounts-Government” means the aggregate of all accounts receivable owned by Borrower which (a) are owed by the United States of America or any department, agency or instrumentality thereof, (b) are acceptable to Lender in its sole discretion, (c) satisfy all of the conditions contained in the definition of “Eligible Accounts-Non-Government”, except subsection (r), and (d) the Federal Assignment of Claims Act has been complied with.

(c) Effective as of the date hereof, the definition of the term “Eligible Accounts” shall be deleted from Section 1.1 of the Agreement.
Section 2.2. Amendment to Section 2.4. Effective as of the date hereof, Section 2.4 of the Agreement is amended to read in its entirety as follows:
Section 2.4. Interest. The unpaid principal amount of the Advances shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate or (b) the greater of (i) the sum of the Prime Rate-Note-A in effect from day to day plus three-fourths percent (0.75%), and (ii) five percent (5.00%), and each change in the rate of interest charged on the Advances shall become effective, without notice to Borrower, on the effective date of each change in the Prime Rate-Note-A or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest on the Advances to be limited to the Maximum Rate, then any subsequent reduction in the Prime Rate-Note-A shall not reduce the rate of interest on the Advances below the Maximum Rate until the aggregate amount of interest actually accrued on the Advances equals the amount of interest which would have accrued on the Advances if the interest rate specified in clause (b) preceding had at all times been in effect. Accrued and unpaid interest on the Advances shall be payable on the same day of each month as the day of the month on which this Agreement is dated. If an Event of Default has occurred and is continuing, all principal of the Advances shall bear interest at the Default Rate.
Section 2.3. Amendment to Section 8.1. Effective as of the date hereof, paragraph (o) shall be added to Section 8.1 of the Agreement and shall read in its entirety as follows:
(o) Annual Financial Statements — Borrower. As soon as available, and in any event within ninety (90) days after the end of each fiscal year of Borrower, beginning with the fiscal year ending June 30, 2010, a copy of the annual in-house financial statements of Borrower and its Subsidiaries for such fiscal year containing, on a consolidated basis, balance sheets, statements of income, statements of stockholders’ equity and statements of cash flows as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and certified by an officer of Borrower acceptable to Lender to have been prepared in accordance with GAAP and to fairly and accurately present the financial condition and results of operations of Borrower and its Subsidiaries, on a consolidated basis, at the date and for the periods indicated therein.
Section 2.4. Amendment to Section 11.1. Effective as of the date hereof, paragraph (m) shall be added to Section 11.1 of the Agreement, and shall read in its entirety as follows:
(m)	John Porter shall cease to be active in the management of Borrower.
Section 2.5. Amendment to Exhibits. Effective as of the date hereof, (a) Exhibit “A” to the Agreement (Note-A) is amended to conform in its entirety to Annex “A” to this Amendment, and (b) Exhibit “J” to the Agreement (Borrowing Base Certificate) is amended to conform in its entirety to this Amendment.
ARTICLE III.
Conditions Precedent
Section 3.1. Conditions. The effectiveness of this Amendment is subject to the receipt by Lender of the following in form and substance satisfactory to Lender:
(a) Resolutions-Borrower. Resolutions of the Board of Directors of Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party hereunder.
(b) Incumbency Certificate-Borrower. A certificate of incumbency certified by the Secretary or an Assistant Secretary of Borrower certifying the names and signatures of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party hereunder.
(c) Resolutions-Astrotech Florida. Resolutions of the Board of Directors of Astrotech Florida certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by Astrotech Florida of the Loan Documents to which Astrotech Florida is or is to be a party hereunder.

(d) Incumbency Certificate-Astrotech Florida. A certificate of incumbency certified by the Secretary or an Assistant Secretary of Astrotech Florida certifying the names and signatures of the officers of Astrotech Florida authorized to sign the Loan Documents to which Astrotech Florida is or is to be a party hereunder.
(e) Certificates of Existence and Good Standing. Certificates from the appropriate governmental officials regarding the existence and good standing (i) of Borrower in the state of Delaware, (ii) Astrotech Florida in the state of Florida, and (iii) Astrotech Corporation in the state of Washington.
(f) Note-A. Note-A executed by Borrower.
(g) Modification of Mortgage. A Modification of Mortgage executed by Astrotech substantially in the form of Annex “C” hereto.
(h) Title Matters. An endorsement to the existing mortgagee’s title policy that insures the continuation, existence and validity of the mortgage liens created by the Loan Documents.
(i) Additional Information. Such additional documents, instruments and information as Lender may request.
Section 3.2. Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, (b) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender, and (c) no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

ARTICLE IV.
Ratifications, Representations, and Warranties
Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.
Section 4.2. Representations, Warranties and Agreements. Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Organizational Documents of Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default or Unmatured Event of Default has occurred and is continuing, (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) Borrower is indebted to Lender pursuant to the terms of the Notes, as the same may have been renewed, modified, extended or rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Notes as the same may have been renewed, modified or rearranged, including, without limitation, renewals, modifications and extensions made pursuant to this Amendment, and (g) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender’s performance under the Loan Documents.

ARTICLE V.
Miscellaneous
Section 5.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely on them.
Section 5.2. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.
Section 5.3. Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Lender’s legal counsel.
Section 5.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
Section 5.5. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 5.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.
Section 5.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
Section 5.8. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 5.9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.10. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Executed as of the date first written above.

BORROWER: ASTROTECH SPACE OPERATIONS, INC.
By:
John Porter Chief Financial Officer

LENDER: GREEN BANK, N.A.
By:
Gregory Christmann Senior Vice President

Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty Agreement executed by such Person shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor’s guaranty of the Notes as renewed and extended from time to time, including, without limitation, the renewal and extension evidenced by Note-A in substantially the form of Annex “A” attached hereto.

ASTROTECH FLORIDA HOLDINGS, INC.
By:
John Porter Chief Financial Officer

ASTROTECH CORPORATION
By:
John Porter Chief Financial Officer